UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2004

Magellan Health Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Munson Road Farmington, Connecticut		06032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

(Former Name or Former Address, if Changed Since Last Report)

Item 7.01. Regulation FD Disclosure.

On September 13, 2004, management of Magellan Health Services, Inc. gave a presentation at the Bear Stearns 17th Annual Healthcare Conference.  A copy of the information presented at the conference is included in Exhibit 99.1 attached hereto.

Exhibit Number	Description
99.1	Investor Conference Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

MAGELLAN HEALTH SERVICES, INC.
(Registrant)

Date: September 13, 2004	/s/ MARK S. DEMILIO
Mark S. Demilio
Executive Vice President and Chief Financial Officer